Exhibit (c)

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

June 2025 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for June 2025 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 6/30/2025

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.1250	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.1250	100%

Fund Performance and Distribution Rate Information as of 5/31/2025

Average annual total return[1] in relation to the net asset value (NAV)	0.85%

Annualized current distribution rate expressed as a percentage of month end NAV as of 5/31/2025	9.86%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 5/31/2025	12.54%

Cumulative fiscal year distribution rate as a percentage of NAV as of 5/31/2025	9.86%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 5/31/2025.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 5/31/2025.
3.

Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2024 through 5/31/2025. Represents the cumulative distribution rate for the current fiscal period 6/1/2024 through 5/31/2025, which is determined by dividing the dollar value of distributions in the period by the NAV as of 5/31/2025.

June 2025 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.

5024665	REG-00063-06/25

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

July 2025 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for July 2025 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 7/31/2025

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.2500	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.2500	100%

Fund Performance and Distribution Rate Information as of 6/30/2025

Average annual total return[1] in relation to the net asset value (NAV)	1.41%

Annualized current distribution rate expressed as a percentage of month end NAV as of 6/30/2025	9.73%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 6/30/2025	2.14%

Cumulative fiscal year distribution rate as a percentage of NAV as of 6/30/2025	0.81%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 6/30/2025.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 6/30/2025.
3.

Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 6/30/2025. Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 6/30/2025, which is determined by dividing the dollar value of distributions in the period by the NAV as of 6/30/2025.

July 2025 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.

5024665	REG-00071-07/25

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

August 2025 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for August 2025 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 8/31/2025

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.3750	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.3750	100%

Fund Performance and Distribution Rate Information as of 7/31/2025

Average annual total return[1] in relation to the net asset value (NAV)	1.69%

Annualized current distribution rate expressed as a percentage of month end NAV as of 7/31/2025	9.70%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 7/31/2025	3.29%

Cumulative fiscal year distribution rate as a percentage of NAV as of 7/31/2025	1.62%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 7/31/2025.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 7/31/2025.
3.

Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 7/31/2025. Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 7/31/2025, which is determined by dividing the dollar value of distributions in the period by the NAV as of 7/31/2025.

August 2025 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

5024665	REG-00074-08/25

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

September 2025 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for September 2025 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 9/30/2025

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.5000	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.5000	100%

Fund Performance and Distribution Rate Information as of 8/31/2025

Average annual total return[1] in relation to the net asset value (NAV)	2.03%

Annualized current distribution rate expressed as a percentage of month end NAV as of 8/31/2025	9.63%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 8/31/2025	4.80%

Cumulative fiscal year distribution rate as a percentage of NAV as of 8/31/2025	2.41%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 8/31/2025.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 8/31/2025.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 8/31/2025.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 8/31/2025, which is determined by dividing the dollar value of distributions in the period by the NAV as of 8/31/2025.

September 2025 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

5024665	REG-00082-09/25

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

October 2025 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for October 2025 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 10/31/2025

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.6250	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.6250	100%

Fund Performance and Distribution Rate Information as of 9/30/2025

Average annual total return[1] in relation to the net asset value (NAV)	2.36%

Annualized current distribution rate expressed as a percentage of month end NAV as of 9/30/2025	9.57%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 9/30/2025	6.31%

Cumulative fiscal year distribution rate as a percentage of NAV as of 9/30/2025	3.19%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 9/30/2025.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 9/30/2025.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 9/30/2025.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 9/30/2025, which is determined by dividing the dollar value of distributions in the period by the NAV as of 9/30/2025.

October 2025 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

5024665	REG-00088-10/25

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

November 2025 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for November 2025 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 11/30/2025

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.7500	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.7500	100%

Fund Performance and Distribution Rate Information as of 10/31/2025

Average annual total return[1] in relation to the net asset value (NAV)	2.04%

Annualized current distribution rate expressed as a percentage of month end NAV as of 10/31/2025	9.75%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 10/31/2025	5.19%

Cumulative fiscal year distribution rate as a percentage of NAV as of 10/31/2025	4.06%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 10/31/2025.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 10/31/2025.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 10/31/2025.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 10/31/2025, which is determined by dividing the dollar value of distributions in the period by the NAV as of 10/31/2025.

November 2025 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

5024665	REG-00090-11/25

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

December 2025 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for December 2025 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 12/31/2025

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.1250	100%	$0.8750	100%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.0000	0%

Total per Share	$0.1250	100%	$0.8750	100%

Fund Performance and Distribution Rate Information as of 11/30/2025

Average annual total return[1] in relation to the net asset value (NAV)	2.79%

Annualized current distribution rate expressed as a percentage of month end NAV as of 11/30/2025	9.52%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 11/30/2025	8.58%

Cumulative fiscal year distribution rate as a percentage of NAV as of 11/30/2025	4.76%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 11/30/2025.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 11/30/2025.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 11/30/2025.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 11/30/2025, which is determined by dividing the dollar value of distributions in the period by the NAV as of 11/30/2025.

December 2025 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

5024665	REG-00097-12/25

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

January 2026 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for January 2026 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 1/31/2026

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0000	0%	$0.8750	88%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.1250	100%	$0.1250	12%

Total per Share	$0.1250	100%	$1.0000	100%

Fund Performance and Distribution Rate Information as of 12/31/2025

Average annual total return[1] in relation to the net asset value (NAV)	2.18%

Annualized current distribution rate expressed as a percentage of month end NAV as of 12/31/2025	9.82%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 12/31/2025	6.13%

Cumulative fiscal year distribution rate as a percentage of NAV as of 12/31/2025	5.73%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 12/31/2025.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 12/31/2025.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 12/31/2025.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 12/31/2025, which is determined by dividing the dollar value of distributions in the period by the NAV as of 12/31/2025.

January 2026 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.’’

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

5024665	REG-00100-01/26

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

February 2026 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for February 2026 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 2/28/2026

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0000	0%	$0.8750	78%

Net Realized Short-Term Capital Gains	$0.0000	0%	$0.0000	0%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.1250	100%	$0.2500	22%

Total per Share	$0.1250	100%	$1.1250	100%

Fund Performance and Distribution Rate Information as of 1/31/2026

Average annual total return[1] in relation to the net asset value (NAV)	3.19%

Annualized current distribution rate expressed as a percentage of month end NAV as of 1/31/2026	9.48%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 1/31/2026	10.89%

Cumulative fiscal year distribution rate as a percentage of NAV as of 1/31/2026	6.32%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 1/31/2026.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 1/31/2026.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 1/31/2026.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 1/31/2026, which is determined by dividing the dollar value of distributions in the period by the NAV as of 1/31/2026.

February 2026 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.’’

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

5024665	REG-00100-02/26

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

March 2026 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for March 2026 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 3/31/2026

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0000	0%	$0.8750	70%

Net Realized Short-Term Capital Gains	$0.1250	100%	$0.1250	10%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.2500	20%

Total per Share	$0.1250	100%	$1.1250	100%

Fund Performance and Distribution Rate Information as of 2/28/2026

Average annual total return[1] in relation to the net asset value (NAV)	5.94%

Annualized current distribution rate expressed as a percentage of month end NAV as of 2/28/2026	8.49%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 2/28/2026	24.59%

Cumulative fiscal year distribution rate as a percentage of NAV as of 2/28/2026	6.37%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 2/28/2026.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 2/28/2026.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 2/28/2026.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 2/28/2026, which is determined by dividing the dollar value of distributions in the period by the NAV as of 2/28/2026.

March 2026 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investment Management at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

5024665	REG-00100-03/26

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

April 2026 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for April 2026 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 4/30/2026

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0000	0%	$0.8750	64%

Net Realized Short-Term Capital Gains	$0.1250	100%	$0.2500	18%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.2500	18%

Total per Share	$0.1250	100%	$1.3750	100%

Fund Performance and Distribution Rate Information as of 3/31/2026

Average annual total return[1] in relation to the net asset value (NAV)	4.40%

Annualized current distribution rate expressed as a percentage of month end NAV as of 3/31/2026	9.09%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 3/31/2026	17.35%

Cumulative fiscal year distribution rate as a percentage of NAV as of 3/31/2026	7.57%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 3/31/2026.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 3/31/2026.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 3/31/2026.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 3/31/2026, which is determined by dividing the dollar value of distributions in the period by the NAV as of 3/31/2026.

April 2026 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investment Management at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

5024665	REG-00100-04/26

NYLI CBRE Global Infrastructure Megatrends Term Fund (NYSE: MEGI)

May 2026 Distribution Information

NYLI CBRE Global Infrastructure Megatrends Term Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for May 2026 in the amount of $0.1250 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

 Data as of 5/31/2026

Source	Current Distribution per Share	Percent of Current Distribution	Fiscal YTD Cumulative Distribution per Share	Fiscal YTD Percent of Total Cumulative Distributions

Net Investment Income	$0.0000	0%	$0.8750	58%

Net Realized Short-Term Capital Gains	$0.1250	100%	$0.3750	25%

Net Realized Long-Term Capital Gains	$0.0000	0%	$0.0000	0%

Return of Capital or Other Capital Sources	$0.0000	0%	$0.2500	17%

Total per Share	$0.1250	100%	$1.5000	100%

Fund Performance and Distribution Rate Information as of 4/30/2026

Average annual total return[1] in relation to the net asset value (NAV)	5.37%

Annualized current distribution rate expressed as a percentage of month end NAV as of 4/30/2026	8.75%[2]

Cumulative total return[3] in relation to NAV (not annualized) for the fiscal period ending 4/30/2026	22.79%

Cumulative fiscal year distribution rate as a percentage of NAV as of 4/30/2026	8.02%[4]

1.	Represents the annualized total return in relation to the change in NAV from inception (10/27/2021) through 4/30/2026.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 4/30/2026.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2025 through 4/30/2026.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2025 through 4/30/2026, which is determined by dividing the dollar value of distributions in the period by the NAV as of 4/30/2026.

May 2026 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investment Management at 855-456-9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

5024665	REG-00100-05/26